SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20579

                                   FORM 8-K
                                 CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported) November 30, 1995

                           SOFTKEY INTERNATIONAL INC.

             (Exact name of registrant as specified in its charter)

        DELAWARE               0-13069                  94-2562108
     (State or other          (Commission              (IRS Employer
     jurisdiction of          File Number)             Identification No.)
     incorporation)

          ONE ATHENAEUM STREET, CAMBRIDGE, MASSACHUSETTS              02142
     (Address of principal executive offices)                    (Zip Code)

                              (617) 494 - 1200
         Registrant's telephone number, including area code:

                                   N/A

     (Former name or former address, if changed since last report)

                             Total Number of Pages
                         Exhibit Index Appears on Page


          Item 2.   Disposition or Acquisition of Assets.

          (a) (i) Acquisition of The Learning Company. Pursuant to the terms of the previously reported SoftKey/TLC Agreement and Plan of Merger dated December 6, 1995 (the "TLC Merger Agreement") among SoftKey International Inc. (the "Company"), Kidsco Inc., a Delaware corporation and a wholly owned subsidiary of the Company ("Kidsco"), and The Learning Company, a Delaware corporation ("TLC"), on December 22, 1995, Kidsco accepted for purchase 7,686,833 shares of common stock, par value $.001 per share, of TLC ("TLC Common Stock"), together with the associated preferred stock purchase rights, at a purchase price of $67.50 per share (and associated right), pursuant to Kidsco's tender offer (the "Offer") for all outstanding shares of TLC.

                    In addition, pursuant to the terms of the TLC Merger Agreement, on December 27, 1995, Kidsco merged with and into TLC (the "TLC Merger"), with TLC surviving the TLC Merger (the "TLC Surviving Corporation"). At the effective time of the TLC Merger (the "TLC Effective Time"), the separate existence of Kidsco ceased, and TLC became a wholly owned subsidiary of the Company. At the TLC Effective Time; (a) each share of TLC Common Stock (and associated right) outstanding immediately prior thereto (other than shares and associated rights held by the Company or Kidsco and other than shares and associated rights as to which dissenters' rights were or will be properly asserted under the Delaware General Corporation Law) was converted into the right to receive $67.50, without interest thereon; and (b) each share of common stock, par value $.01 per share, of Kidsco outstanding immediately prior thereto was converted into one share of common stock of the TLC Surviving Corporation. In the TLC Merger, all options ("TLC Options") to purchase TLC Common Stock issued under TLC's 1986 Stock Option Plan or Incentive Stock Option, Nonqualified Stock Option and Restricted Stock Purchase Plan-1990, as amended, outstanding immediately prior to the TLC Effective Time were assumed by the Company, except that each holder of a TLC Option which was vested and exercisable as of December 21, 1995 was provided with the opportunity to elect to receive, in exchange for each such vested and exercisable TLC Option, an amount in cash equal to the product of (i) the excess of $67.50 over the exercise price thereof and (ii) the number of shares of TLC Common Stock subject thereto.

               Kidsco obtained the funds necessary to consummate the Offer and TLC Merger through capital contributions or advances made by the Company. The Company obtained the funds for such capital contributions or advances out of its current assets, including proceeds (a) from the recent private offering of $350,000,000 of 5 1/2% Senior Convertible Notes Due 2000, (b) from a recent equity offering and (c) from the proceeds of the sale of the Notes (as defined herein) to Tribune Company ("Tribune").

               The foregoing description of the terms and provisions of the TLC Merger Agreement is qualified in its entirety by reference to the TLC Merger Agreement, together with the respective exhibits thereto, filed as
          Exhibit 2.2 to the Current Report on Form 8-K of the Company filed with the Securities and Exchange Commission on December 11, 1995 (the "Form 8-K") and hereby incorporated by reference herein.

               (ii) Acquisition of Compton's NewMedia, Inc. and Compton's Learning Company. Pursuant to the terms of the previously reported Agreement and Plan of Merger (the "Compton's Merger Agreement"), dated as of November 30, 1995, by and among the Company, Cubsco I Inc., a California corporation and a wholly owned subsidiary of the Company ("Cubsco I"), Cubsco II Inc., a Delaware corporation and a wholly owned subsidiary of the Company ("Cubsco II"), Tribune, Compton's NewMedia, Inc., a California corporation and a wholly owned subsidiary of Tribune ("CNI"), and Compton's Learning Company, a Delaware corporation and a wholly owned subsidiary of Tribune ("CLC"), on December 28, 1995, Cubsco I merged with and into CNI (the "CNI Merger") with CNI surviving the CNI Merger (the "CNI Surviving Corporation"), and Cubsco II merged with and into CLC (the "CLC Merger"), with CLC surviving the CLC Merger (the "CLC Surviving Corporation"). At the effective time of the CNI Merger (the "CNI Effective Time"), the separate existence of Cubsco I ceased, and CNI became a wholly owned subsidiary of the Company. At the CNI Effective Time: (a) each share of common stock of CNI outstanding immediately prior thereto was converted into the right to receive
          3.7344888 shares of common stock, par value $.01 per share, of the Company ("SoftKey Common Stock"); and (b) each share of common stock, par value $.01 per share, of Cubsco I outstanding immediately prior thereto was converted into one share of common stock of the CNI Surviving Corporation. At the effective time of the CLC Merger (the "CLC Effective Time"), the separate existence of Cubsco II ceased, and CLC became a wholly owned subsidiary of the Company. At the CLC Effective Time:
          (a) each share of common stock, par value $1.00 per share, of CLC outstanding immediately prior thereto was converted into the right to receive 83.862 shares of SoftKey Common Stock; and (b) each share of common stock, par value $.01 per share, of Cubsco II outstanding immediately prior thereto was converted into one share of common stock of the CLC Surviving Corporation.

               The foregoing description of the terms and provisions of the Compton's Merger Agreement is qualified in its entirety by reference to the Compton's Merger Agreement, together with the respective exhibits thereto, filed as Exhibit 2.1 hereto the Form 8-K and hereby incorporated by reference herein.

               In connection with the CNI Merger and CLC Merger, the Company issued 587,036 additional shares of SoftKey Common Stock to Tribune in cancellation of $14 million of intercompany debt and executed a promissory note to Tribune for $3 million of intercompany debt.

          (b) Assets constituting plant, equipment or other physical property acquired by the Company in the TLC Merger, the CNI Merger and the CLC Merger were used by TLC, CNI and CLC, respectively in the development, marketing and sale of software products for use on personal computers. The Company currently intends to use these assets in the same manner in which they were used prior to the Company's acquisitions of TLC, CNI and CLC, respectfully.


          Item 5.  Other Events.

                    Pursuant to the terms of the previously reported Securities Purchase Agreement (the "Securities Purchase Agreement") dated November 30, 1995 between the Company and Tribune on December 22, 1995, Tribune purchased the $150,000,000 principal amount of 5 1/2% Senior Convertible/Exchangeable Notes due 2000 of the Company.

                    The foregoing description of the terms and provisions of the Securities Purchase Agreement is qualified in its entirety by reference to the Securities Purchase Agreement, together with the respective exhibits thereto, filed as Exhibit 4.1 to the Form 8-K and hereby incorporated by reference herein.

                    Also, on November 30, 1995, the Board of
          Directors of the Company adopted a resolution clarifying the Company's policy as in effect since January 24, 1994 that the Company's fiscal year for financial reporting purposes is the 52 or 53 week period ending on or after December 31 of each year.


          Item 7.   Financial Statement, Pro Forma Financial
                    Information and Exhibits.

          (a) The information contained in pages 43 through 60, inclusive, of the Annual Report on Form 10-K of The Learning Company, SEC file number 0-20076, filed with the SEC on September 25, 1995 and in pages 3 through 9, inclusive, of the Quarterly Report on Form 10-Q of The Learning Company, SEC file number 0-20076, filed with the SEC on November 14, 1995 is hereby incorporated by reference herein. It is impracticable to provide the required financial statements for CNI and CLC on the date hereof. Accordingly, the required financial statements will be filed as an amendment to this Current Report on Form 8-K as soon as practicable, but not later than March 12, 1996 (60 days after this Current Report on Form 8-K must be filed).

          (b) The information contained in Appendix I to Exhibit (a)(38) to Amendment No. 19 to the Tender Offer Statement on Schedule 14D-1 of SoftKey International Inc. and Kidsco Inc., filed with the SEC on December 4, 1995, is hereby incorporated by reference herein.

          (c)       Exhibits.

          Exhibit No.              Description

               2.1 SoftKey/TLC Agreement and Plan of Merger dated December 6, 1995 among SoftKey
                         International Inc., Kidsco Inc. and
                         The Learning Company*

               2.2 Agreement and Plan of Merger, dated as of November 30, 1995, by and among SoftKey International Inc., Cubsco I Inc., Cubsco II Inc., Tribune Company, Compton's NewMedia, Inc. and Compton's Learning Company.*

               4.1 Securities Purchase Agreement dated as of November 30, 1995 between SoftKey
                         International Inc. and Tribune Company*

              99.1       Form of Press Release issued by SoftKey
                         International Inc. dated December 22, 1995

              99.2       Form of Press Release issued by SoftKey
                         International Inc. dated December 28, 1995

              99.3 Pages 43 through 60, inclusive, of the Annual Report on Form 10-K of The Learning Company, SEC file number 0-20076, filed with the SEC on September 25, 1995**

              99.4 Pages 3 through 9, inclusive, of the Quarterly Report on Form 10-Q of The Learning Company, SEC file number 0-20076, filed with the SEC on November 14, 1995**

              99.5 Appendix I to Exhibit (a)(38) to Amendment No. 19 to the Tender Offer Statement on
                         Schedule 14D-1 of SoftKey International
                         Inc. and Kidsco Inc., filed with the SEC on December 4, 1995**


          * Incorporated by reference to exhibits filed with the Company's Current Report on Form 8-K filed December 11, 1995.

          **   Incorporated by reference herein.


                                  SIGNATURES

                    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   SOFTKEY INTERNATIONAL INC.

                                   By:/s/ Neal S. Winneg
                                      Neal S. Winneg
                                      Vice President

          December 29, 1995



                                   Exhibit Index

          Exhibit                                          Sequential
          No.          Description                         Page No.

          2.2          SoftKey/TLC Agreement and Plan of
                       Merger dated December 6, 1995 among
                       SoftKey International Inc., Kidsco
                       Inc. and The Learning Company*

          4.1          Securities Purchase Agreement dated
                       as of November 30, 1995 between
                       SoftKey International Inc. and
                       Tribune Company*
          99.1         Form of Press Release issued by
                       SoftKey International Inc. dated
                       December 22, 1995

          99.2         Form of Press Release issued by
                       SoftKey International Inc. dated
                       December 28, 1995
          99.3         Pages 43 through 60, inclusive, of
                       the Annual Report on Form 10-K of
                       The Learning Company, SEC file
                       number 0-20076, filed with the SEC
                       on September 25, 1995**

          99.4         Pages 3 through 9, inclusive, of
                       the Quarterly Report on Form 10-Q
                       of The Learning Company, SEC file
                       number 0-20076, filed with the SEC
                       on November 14, 1995**

          99.5         Appendix I to Exhibit (a)(38) to
                       Amendment No. 19 to the Tender
                       Offer Statement on Schedule 14D-1
                       of SoftKey International Inc. and
                       Kidsco Inc., filed with the SEC on
                       December 4, 1995**

          * Incorporated by reference to exhibits filed with the Company's Current Report on Form 8-K filed December 11, 1995.

          **   Incorporated by reference herein.